EATON VANCE EMERGING MARKETS LOCAL INCOME FUND EATON VANCE GLOBAL MACRO FUND EATON VANCE INTERNATIONAL INCOME FUND

Supplement to Prospectus dated March 1, 2008

The following replaces the second paragraph under "Additional Fixed-Income Securities" under "Investment Objectives & Principal Policies and Risks":

Fixed income securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future). In such a transaction, a Portfolio is securing what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the yield on a comparable security when the transaction is consummated may vary from the yield on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may be expected to occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction.

October 20, 2008	EGIPS